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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): June 2, 2005
                                 ______________

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



      Pennsylvania                     1-11152                   23-1882087
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)




781 Third Avenue, King of Prussia, PA                            19406-1409
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.   Regulation FD Disclosure.

     In its Form 10-Q for the quarter ended March 31, 2005, the Company reported that the Tribunal in the Nokia Arbitration had notified the parties that the Tribunal expected to submit an internal draft Award to the International Court of Arbitration of the International Chamber of Commerce (ICC) on or before March 31, 2005 (as an approximate date), and that the ICC had set May 31, 2005 as the last date for rendering a Final Award. As of this filing, the Company has not received any draft of the Final Award or the Final Award itself, nor any other information relating to the actual timing or content of the Final Award.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ R.J. Fagan
                                 -----------------------
                                 Richard J. Fagan
                                 Chief Financial Officer



Dated:  June 2, 2005

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